AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB Growth and Income Portfolio

(the "Portfolio")

Supplement dated November 12, 2019 to the Statutory Prospectuses and Summary Prospectuses dated May 1, 2019 for AB Growth and Income Portfolio (the "Prospectuses"), offering Class A and Class B shares of the Portfolio.

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At meetings held on November 4-6, 2019, the Board of Directors approved the changes described below to the Portfolio's principal strategies, which do not require shareholder approval and will take effect no earlier than February 28, 2020.

The changes are not expected to result in any material changes to the current management or holdings of the Portfolio.

The first two paragraphs under the section "Principal Strategies" will be deleted and replaced with the following:

The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are trading at attractive valuations and have strong or improving business models. The Adviser monitors the fundamental performance of the Portfolio's investments for signs of future financial success. The Adviser relies heavily upon the fundamental analysis and research of its dedicated investment team for the Portfolio in conducting research and making investment decisions. The team initially screens a primary research universe of largely U.S. companies for attractive security valuation and business model characteristics. Once appropriate candidates have been identified for further analysis, the team conducts fundamental research to better understand the company's business model. In evaluating a company for potential inclusion in the Portfolio, the Adviser takes into account many factors that it believes bear on the company's ability to perform in the future, including attractive free cash flow valuations, high levels of profitability, stable-to-improving balance sheets, and management teams that are good stewards of shareholder capital.

The Adviser recognizes that the perception of "value" is relative and often defined by the future economic performance of the company. As a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of businesses, although the Portfolio does not intend to concentrate in any particular sectors or industries. At any period in time, the Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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